UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

TEGO CYBER INC.
(Exact name of registrant as specified in its charter)

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INFORMATION STATEMENT

TEGO CYBER INC.

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada, 89123

(855) 939-0100

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING STOCK

April 28, 2023

This Information Statement is being distributed to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”), of Tego Cyber Inc, a Nevada Corporation (the “Company”, “we” or “our”), as of the close of business on April 21, 2023 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders as of the Record Date (“Stockholders”) of action taken by written consent by the holders of a majority of our outstanding voting securities (“Majority Stockholders”) that occurred on April 14, 2023. The enclosed Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statues.

The following action was authorized by written consent of a majority of our outstanding voting stock (the “Written Consents”):

(1)	The approval of an amendment our articles of incorporation (the “Articles”) to increase our authorized Common Stock from 50,000,000 to 100,000,000 (the “Share Increase Amendment”).

On April 12, 2023, the Board of Directors of the Company (the “Board”) approved the Action by unanimous written consent in lieu of a meeting. Subsequently, on April 14, 2023, the Company received a written consent in lieu of a meeting of Stockholders from the Majority Stockholders approving the Action, holding approximately 50.55% of the outstanding voting stock. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Action. The Plan became effective upon approval by the Board.

The Written Consent was executed in accordance with the Nevada Revised Statutes (“NRS”), which permit that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the actions to be taken by Written Consent. No action is required by you to effectuate the actions contemplated by the Actions.

The Amendment, as approved by the Written Consent, will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On Behalf of the Board of Directors of Tego Cyber Inc.

By:	/s/ Shannon Wilkinson
Shannon Wilkinson
Chief Executive Officer

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TEGO CYBER INC.

8565 South Eastern Avenue, Suite 150

Las Vegas, Nevada, 89123

(855) 939-0100

INFORMATION STATEMENT

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

This Information Statement advises stockholders of the approval by the Company’s Board of Directors, and by written consent of the holders a majority of the Company’s voting stock of an amendment to the Company’s Articles of Incorporation (the “Amendment”) to increase the total number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 50,000,000 shares of Common Stock to 100,000,000 shares. A copy of the Amendment is attached to this Information Statement as Exhibit A.

The increase of the Company’s authorized shares of Common Stock will become effective upon the filing of the Amendment with the Secretary of State of Nevada, which filing will occur no less than 20 days after the date of the mailing of this Information Statement to our stockholders.

What action was taken by written consent?

We obtained stockholder consent for the approval of an amendment to our articles of incorporation to (i) increase the number of authorized shares of Common Stock, par value $0.001 from 50,000,000 to 100,000,000.

How many shares of Common Stock were outstanding on April 14, 2023?

On April 14, 2023, the date we received the consent of the holders of more than a majority of our outstanding shares of Common Stock, there were 40,714,710 shares of Common Stock outstanding.

What vote was obtained to approve the amendment to the articles of incorporation described in this information statement?

We are not soliciting consents to approve the Certificate of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

We obtained the approval of the holders of approximately 50.55% of our outstanding shares of Common Stock.

Who is paying the cost of this information statement?

We will pay for preparing, printing and mailing this information statement. Our costs are estimated at approximately $10,000.

AMENDMENT TO THE ARTICLES OF INCORPORATION

Our board of directors and the holders of a majority of our outstanding shares of Common Stock have approved an amendment to our articles of incorporation (the “Amendment”) to (i) increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000. The Amendment, which will be in the form of Appendix A hereto, will be effective upon filing with the Secretary of State of the State of Nevada. The Company will file the Amendment approximately, but not less than, 20 days after the definitive information statement is mailed to stockholders.

Increase in Authorized Common Stock

Upon filing with the Nevada Secretary of State, the Amendment will effect an increase in the number of shares of the Company’s authorized Common Stock, from 50,000,000 to 100,000,000. As of April 14, 2023, 40,714,710 shares of Common Stock are issued and outstanding.

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Purpose of Increase in Authorized Common Stock

The board of directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for various purposes including, but not limited to, additional equity financings and stock based acquisitions, and future issuance of shares related to our equity incentive plan designed to attract additional management and consulting talent.

Effect of the Share Increase; Possible Anti-Takeover Effects of Increase in Authorized Common Stock

The increase in the authorized number of shares of our Common Stock will permit our Board to issue additional shares of our Common Stock without further approval of our stockholders, and our Board does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of Common Stock may result in dilution to our existing Stockholders, and such issuances may not require stockholder approval.

We presently do not have in place provisions which may have an anti- takeover effect. The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock. It may also adversely affect the market price of our Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided, the market price of our Common Stock may increase.

The holders of our Common Stock are entitled to one vote for each share held of record on all matters to be voted on by our Stockholders.

The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of April 14, 2023, by: (i) each of our directors; (ii) each of our named executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the Stockholders listed below possess sole voting and investment power with respect to the shares they own.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1) (#)	Percent of Class (2) (%)
Shannon Wilkinson (3)	3,000,000	7.37%
Troy Wilkinson (4)	3,000,000	7.37%
Earl R. Johnson (5)	36,000	0.08%
Michael De Valera (6)	1,020,000	2.51%
Christopher C. White (7)	208,000	0.51%
All Officers, Directors and Beneficial Owners as a Group (4 persons)	7,264,000	17.84%
AJB Capital Investments LLC (8)	3,000,000	7.37%

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(1) The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 40,714,710 issued and outstanding shares of common stock as of April 14, 2023.

(3) Shannon Wilkinson is a Director and the Company's CEO, Secretary and Treasurer. Her beneficial ownership includes 3,000,000 common shares.

(4) Troy Wilkinson is a Director and the Company’s President. His beneficial ownership includes 3,000,000 common shares.

(5) Earl R. Johnson is the Company’s CFO. His beneficial ownership includes 36,000 common shares directly owned.

(6) Michael De Valera is member of the Company’s Board of Directors. His beneficial ownership includes 1,020,000 common shares directly owned.

(7) Christopher C. White is a Director. His beneficial ownership includes 208,000 common shares directly owned.

(8) AJB Capital Investments LLC is controlled by Ari Blaine and holds an address at 4700 Sheridan St. Ste J, Hollywood, FL 33021

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities & Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549, or may be accessed at www.sec.gov.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles consistent with above, or Bylaws to dissent from any of the provisions adopted in by the Board.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above Actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: April 28, 2023

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Shannon Wilkinson
Shannon Wilkinson
Chief Executive Officer

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Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

1. Name of corporation:

TEGO CYBER INC.

2. The articles have been amended as follows (provide article numbers, if available):

Article III is hereby amended in its entirety to read as follows:

The total number of shares of stock which the Corporation shall have the authority to issue to issue is One Hundred Million (100,000,000), shares of common stock, par value $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 50.55%.

4. Effective date of filing (optional):

5. Signature (required):	/ s/ Shannon Wilkinson
Chief Executive Officer

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